Investment Securities (Schedule Of Individual Securities Have Been In Continuous Unrealized Loss Position) (Detail) (Equity Securities [Member], JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Fair value, Less than 12 months	¥ 825	¥ 2,019
Gross unrealized losses, Less than 12 months	178	130
Fair value, 12 months or longer	179	237
Gross unrealized losses, 12 months or longer	¥ 13	¥ 26